UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2017

HealthTalk Live, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	45-1994478
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

11749 W. Pico Blvd., Los Angeles, CA 90064
(Address of principal executive offices)

(424) 259-3521
(Issuer’s telephone number)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On July 17, 2017, our newly formed subsidiary Endo Water, LLC entered into a Contract Packing Agreement (the “Agreement”) with Alkame Water, Inc. (“Alkame”). Under the Agreement, Alkame has agreed to pack our line of flavored hemp extract waters in accord with our formulas and standard. Alkame’s services will include bottling, labelling, boxing and shrink-wrapping of our flavored hemp extract waters. The initial term of the Agreement is thirty-six months, with optional annual renewals thereafter. The Agreement, which is filed herewith as Exhibit 10.1, contains various additional terms and provisions which should be reviewed in their entirety.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Contract Packing Agreement with Alkame Water, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthTalk Live, Inc.

Date: July 25, 2017	By:	/s/ Daniel Crawford
Daniel Crawford
Chief Executive Officer

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